[FORM OF [AFFILIATED ORIGINATOR] PURCHASE AGREEMENT]



         PURCHASE AGREEMENT dated as of this [ ], 19[ ], by and between [AFFILIATED ORIGINATOR], a [ ] corporation (the "Seller"), having its principal executive office at [ ], and CPS RECEIVABLES CORP., a California corporation (the "Purchaser"), having its principal executive office at 2 Ada, Irvine, California 92618.

         WHEREAS, in the regular course of its business, the Seller purchases and services through its auto loan programs certain motor vehicle retail installment sale contracts secured by new and used automobiles, light trucks, vans or minivans acquired from motor vehicle dealers.

         WHEREAS, the Seller and the Purchaser wish to set forth the terms pursuant to which the [Affiliated Originator] Receivables (as hereinafter defined), are to be sold by the Seller to the Purchaser, which [Affiliated Originator] Receivables together with the CPS Receivables will be transferred by the Purchaser, pursuant to the Pooling and Servicing Agreement (as hereinafter defined), to CPS Grantor Trust 19[___]-[___] to be created thereunder, which Trust will issue certificates representing beneficial ownership interests in the Receivables and the other property of the Trust (the "Class A Certificates" and the "Class B Certificates", together, the "Certificates").

         NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration, and the mutual terms and covenants contained herein, the parties hereto agree as follows:


                                    ARTICLE I

                               CERTAIN DEFINITIONS

         Terms not defined in this Purchase Agreement shall have the meaning set forth in the Pooling and Servicing Agreement. As used in this Purchase Agreement, the following terms shall, unless the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms of the terms defined):

         "[Affiliated    Originator]"   means   [Affiliated    Originator],    a
[_____________] corporation, and its successors and assigns.

         "[Affiliated Originator] Assignment" means the assignment dated [_____________], 19[___], by the Seller to the Purchaser, relating to the purchase of the [Affiliated Originator] Receivables and certain other property related thereto by the Purchaser from the Seller


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pursuant to this Purchase  Agreement which shall be substantially in the form of
Exhibit A to this Purchase Agreement.

         "[Affiliated Originator] Receivable" means each retail installment sale contract for a Financed Vehicle that appears on the Schedule of [Affiliated Originator] Receivables and all rights thereunder.

         "[Affiliated    Originator]    Receivables    Purchase   Price"   means
$[_______________].


         "Agreement"   means  this  Purchase   Agreement  and  the   [Affiliated
Originator] Assignment.

         "Assignment" means the [Affiliated Originator] Assignment and/or the CPS Assignment.

         "Basic Documents" means the [Affiliated Originator] Purchase Agreement, the CPS Purchase Agreement, the Pooling and Servicing Agreement, the [Enhancement Agreement], [the Spread Account Agreement] and [ ] thereto, [the Lock-Box Agreement] and [the Servicing Assumption Agreement].

         "Base Prospectus" means the Prospectus dated [_____________________], 19[___], with respect to Auto Receivables Trusts, with the Purchaser as Seller, and any amendment or supplement thereto.

         "Closing Date" means [___________________], 19[__].

         "CPS"  means   Consumer   Portfolio   Services,   Inc.,   a  California
corporation, and its successors and assigns.

         "CPS Assignment" means the assignment substantially in the form of Exhibit A to the CPS Purchase Agreement.

         "CPS Purchase Agreement" means the purchase agreement dated as of [______________], 19[__], between Consumer Portfolio Services, Inc., as seller, and the Purchaser, as purchaser, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

         "CPS Receivable" shall have the meaning specified in the CPS Purchase Agreement.

         ["[Credit Enhancer]" means [ ], a [ ] organized and created under the laws of [ ], or its successors in interest.]

         ["[Enhancement Agreement]" means the [Credit Enhancement Agreement] among [ ]

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and the [Credit Enhancer], dated as of [ ].]

         ["Lock-Box Agreement" means the [lock-box agreement], dated the Closing Date, among the Servicer, the Lock-Box Processor, CPS Receivables Corp. and the Trustee, as amended, modified or supplemented from time to time, unless such Agreement shall terminate in accordance with its terms or the terms of the Pooling and Servicing Agreement, in which event the "Lock-Box Agreement" shall mean such other agreement, in form and substance acceptable to the [Credit Enhancer] among the Servicer, the Lock-box Processor and the Trustee.]

         "Obligor(s)" means the purchaser or co-purchasers of a Financed Vehicle or any other Person who owes or may be liable for payments under a Receivable.

         "Offering  Documents"  means  the  Prospectus   Supplement,   the  Base
Prospectus and the Private Placement Memorandum.

         "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement dated as of [______________], 19[__], among the Purchaser, as Seller, Consumer Portfolio Services, Inc., as originator of the CPS Receivables and as servicer, and [_______________________________], as trustee and standby servicer, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

         "Private Placement Memorandum" means the Private Placement Memorandum, dated [_____________], 19[___], relating to the private placement of the Class B Certificates and any amendment or supplement thereto.

         "Prospectus Supplement" means the Prospectus Supplement dated [_______________], 19[___], relating to the public offering of the Class A Certificates and any amendment or supplement thereto.

         "Purchase Agreement" means this Purchase Agreement, as this agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

         "Purchaser" means CPS Receivables Corp., a California corporation, and its successors and assigns.

         "Receivables"  means,   collectively,   the  CPS  Receivables  and  the
[Affiliated Originator] Receivables.

         "Repurchase Event" shall have the meaning specified in Section 6.2 hereof.

         "Rule 144A Information" means any information provided to any holder or

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prospective  purchaser of Certificates  pursuant to Section 12.13 of the Pooling and Servicing Agreement.

         "Schedule of CPS Receivables" means the list of CPS Receivables annexed as Exhibit B to the CPS Purchase Agreement.

         "Schedule of Receivables" means the Schedule of [Affiliated Originator] Receivables and/or the CPS Schedule of Receivables.

         "Schedule of [Affiliated Originator] Receivables" means the list of [Affiliated Originator] Receivables annexed hereto as Exhibit B.

         "Seller" means [Affiliated Originator], a [____________] corporation, in its capacity as seller of the [Affiliated Originator] Receivables and the other Transferred [Affiliated Originator] Property relating thereto, and its successors and assigns.

         "Servicer" means Consumer Portfolio Services, Inc., a California corporation, in its capacity as Servicer of the Receivables, and its successors and assigns.

         ["Servicing   Assumption  Agreement"  means  the  Servicing  Assumption
Agreement, dated as of [ ], among CPS, [the Standby Servicer] and the Trustee, as the same may be amended or supplemented in accordance with its terms.]

         ["Spread Account Agreement" means the Master Spread Account Agreement among [ ] and [the Collateral Agent], as amended and restated as of [ ], as the same may be amended, supplemented or otherwise modified in accordance with the terms thereof.]

         "Transferred [Affiliated Originator] Property" shall have the meaning specified in Section 2.1(a) hereof.

         "Transferred CPS Property" shall have the meaning specified in the CPS Purchase Agreement.

         "Transferred Property" shall have the meaning specified in Section 2.1(a) hereof.

         "Trust" means the CPS Grantor Trust 19[___]-[__] created by the Pooling and Servicing Agreement.

         "Trustee"  means  [______________________________],  in its capacity as trustee under the Pooling and Servicing Agreement, and any successor trustee thereunder.

         "UCC" means the Uniform Commercial Code, as in effect from time to time in the relevant jurisdictions.


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         "Underwriter" means [____________________________].

         "Underwriting Agreements" means the (a) Underwriting Agreement, dated [_______], 19[__], among the Underwriter, CPS, [Affiliated Originator] and the Purchaser relating to the Class A Certificates, and (b) The Certificate Purchase Agreement, dated [__________], 19[___], among The Underwriter, CPS, [Affiliated Originator] and the Purchaser relating to the Class B Certificates.


                                   ARTICLE II

                        PURCHASE AND SALE OF RECEIVABLES

         2.1. Purchase and Sale of Receivables. On the Closing Date, subject to the terms and conditions of this Purchase Agreement, the Seller agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Seller, without recourse (subject to the obligations in this Purchase Agreement and the Pooling and Servicing Agreement), all of the Seller's right, title and interest in, to and under the [Affiliated Originator] Receivables and the other Transferred [Affiliated Originator] Property relating thereto. The conveyance to the Purchaser of the [Affiliated Originator] Receivables and other Transferred [Affiliated Originator] Property relating thereto is intended as a sale free and clear of all liens and it is intended that the Transferred [Affiliated Originator] Property and other property of the Purchaser shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law.

         (a) Transfer of Receivables. On the Closing Date and simultaneously with the transactions to be consummated pursuant to the Pooling and Servicing Agreement, the Seller shall sell, transfer, assign, grant, set over and otherwise convey to the Purchaser, without recourse (subject to the obligations herein and in the Pooling and Servicing Agreement), all right, title and interest of the Seller in and to (i) the [Affiliated Originator] Receivables listed in the Schedule of [Affiliated Originator] Receivables and, with respect to Rule of 78's Receivables, all monies due or to become due thereon after the Cutoff Date (including Scheduled Payments due after the Cutoff Date (including principal prepayments relating to such Scheduled Payments) but received by the Seller on or before the Cutoff Date) and, with respect to Simple Interest Receivables, all monies received thereunder after the Cutoff Date, and all Liquidation Proceeds and Recoveries received with respect to such [Affiliated Originator] Receivables; (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the [Affiliated Originator] Receivables and any other interest of the Seller in such Financed Vehicles, including, without limitation, the certificates of title or, with respect to Financed Vehicles in the State of Michigan, other evidence of ownership with respect to Financed Vehicles; (iii) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates relating to the Financed Vehicles securing the [Affiliated Originator] Receivables or the Obligors thereunder; (iv) refunds for the costs of extended service contracts with respect to Financed Vehicles securing

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the  [Affiliated  Originator]  Receivables,  refunds of unearned  premiums  with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle securing the [Affiliated Originator] Receivables or his or her obligations with respect to such a Financed Vehicle and any recourse to Dealers for any of the foregoing; (v) the Receivable File related to each [Affiliated Originator] Receivable; and (vi) the proceeds of any and all of the foregoing (collectively, the "Transferred
[Affiliated   Originator]  Property"  and  together  with  the  Transferred  CPS
Property, the "Transferred Property").

         (b) [Affiliated Originator] Receivables Purchase Price. In consideration for the [Affiliated Originator] Receivables and other Transferred [Affiliated Originator] Property described in Section 2.1(a), the Purchaser shall, on the Closing Date, pay to the Seller the [Affiliated Originator] Receivables Purchase Price by federal wire transfer (same day) funds.

         2.2. The Closing. The sale and purchase of the [Affiliated Originator] Receivables and other Transferred [Affiliated Originator] Property shall take place at a closing (the "Closing") at the offices of Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019-5820 on the Closing Date, simultaneously with the closings under: (a) the CPS Purchase Agreement pursuant to which CPS will sell the CPS Receivables and other Transferred CPS Property to the Purchaser,
(b) the Pooling and Servicing Agreement pursuant to which the Purchaser will assign all of its right, title and interest in and to the Receivables and the other Transferred Property to the Trustee for the benefit of the Certificateholders and the Trust will issue and deliver the Certificates to the Purchaser in exchange for the Transferred Property, and (c) the Underwriting Agreements pursuant to which the Underwriter shall purchase the Class A Certificates and the Class B Certificates from the Purchaser.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         3.1. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Seller as of the date hereof and as of the Closing Date (which representations and warranties shall survive the Closing
Date):

         (a) Organization and Good Standing. The Purchaser has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted, and had at all relevant times, and shall have, power, authority and legal right to execute and deliver this Agreement and perform its obligations hereunder.

         (b) Due Qualification. The Purchaser is duly qualified to do business as a

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foreign  corporation in good standing,  and has obtained all necessary  licenses
and  approvals  in  all  jurisdictions   material  to  the  performance  of  its
obligations under this Agreement.

         (c) Power and Authority. The Purchaser has the power and authority to execute and deliver this Agreement and to carry out its terms and the execution, delivery and performance of this Agreement have been duly authorized by the Purchaser by all necessary corporate action.

         (d) Binding Obligation. This Agreement shall constitute a legal, valid and binding obligation of the Purchaser enforceable in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation and other similar laws affecting creditors' rights and the effect of general principles of equity including (without limitation) concepts of materiality, reasonableness, good faith, fair dealing (regardless of whether considered and applied in a proceeding in equity or at law), and also to the possible unavailability of specific performance or injunctive relief.

         (e) No Violation. The execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof do not conflict with, result in a breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Purchaser, or any indenture, agreement, mortgage, deed of trust, or other instrument to which the Purchaser is a party or by which it is bound or to which any of its properties are subject; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any indenture, agreement, mortgage, deed of trust, or other instrument (other than the Basic Documents); nor violate any law, order, rule or regulation applicable to the Purchaser of any court or of any Federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties.

         (f) No Proceedings. There are no proceedings or investigations pending, or to the Purchaser's best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties: (A) asserting the invalidity of this Agreement or the Certificates; (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement; (C) seeking any determination or ruling that might materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement or the Certificates; or (D) relating to the Purchaser and which might adversely affect the Federal or State income, excise, franchise or similar tax attributes of the Certificates.

         (g) No Consents. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required to be obtained by the Purchaser for the issuance or sale of the Certificates or the consummation of the other

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transactions contemplated by this Agreement, the Pooling and Servicing Agreement and the other Basic Documents, except such as have been duly made or obtained.

         3.2. Representations and Warranties of the Seller. (a) The Seller hereby represents and warrants to the Purchaser as of the date hereof and as of each Closing Date (which representations and warranties shall survive the Closing Date):

                  (i) Organization and Good Standing. The Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted and had at all relevant times, and shall have, power, authority and legal right to acquire, and own the [Affiliated Originator] Receivables.

                  (ii) Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the origination of the [Affiliated Originator] Receivables as required by the Pooling and Servicing Agreement) shall require such qualifications.

                  (iii) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full power and authority to sell and assign the property sold and assigned to the Purchaser and has duly authorized such sale and assignment to the Purchaser by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Seller by all necessary corporate action.

                  (iv) Valid Sale; Binding Obligation. This Agreement effects a valid sale, transfer and assignment of the [Affiliated Originator] Receivables and the other Transferred [Affiliated Originator] Property conveyed to the Purchaser pursuant to the [Affiliated Originator] Assignment, enforceable against creditors of and purchasers from the Seller; and this Agreement shall constitute a legal, valid and binding obligation of the Seller enforceable in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation and other similar laws affecting creditors' rights and the effect of general principles of equity including (without limitation) concepts of materiality, reasonableness, good faith, fair dealing (regardless of whether considered and applied in a proceeding in equity or at law), and also to the possible unavailability of specific performance or injunctive relief.

                  (v) No Violation. The execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof do not conflict with, result in any

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         breach of any of the terms and provisions  of, nor constitute  (with or without notice or lapse of time) a default under, the articles of incorporation, as amended, or by-laws of the Seller, or any indenture, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it is bound or to which any of its properties are subject; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument (other than the Basic Documents); nor violate any law, order, rule or regulation applicable to the Seller of any court or of any Federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

                  (vi) No Proceedings. There are no proceedings or investigations pending, or to the Seller's best knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Seller or its properties: (A) asserting the invalidity of this Agreement or the Certificates; (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement; (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or the Certificates; or (D) relating to the Seller and which might adversely affect the Federal or State income, excise, franchise or similar tax attributes of the Certificates.

                  (vii) No Consents. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required for the issuance or sale of the Certificates or the consummation of the other transactions contemplated by this Agreement, the Pooling and Servicing Agreement and the other Basic Documents, except such as have been duly made or obtained.

                  (viii) Financial Condition. The Seller has a positive net worth and is able to and does pay its liabilities as they mature. The Seller is not in default under any obligation to pay money to any Person except for matters being disputed in good faith which do not involve an obligation of the Seller on a promissory note. The Seller will not use the proceeds from the transactions contemplated by this Agreement to give any preference to any creditor or class of creditors, and this transaction will not leave the Seller with remaining assets which are unreasonably small compared to its ongoing operations.

                  (ix) Fraudulent Conveyance. The Seller is not selling the [Affiliated Originator] Receivables to the Purchaser with any intent to hinder, delay or defraud any of its creditors; the Seller will not be rendered insolvent as a result of the sale of the [Affiliated Originator] Receivables to the Purchaser.

                  (x)  Certificates,   Statements  and  Reports.  The  officers'
         certificates,

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         statements,  reports  and other  documents  prepared  by the Seller and furnished by the Seller to the Purchaser or to the Underwriter pursuant to this Agreement and in connection with the transactions contemplated hereby, when taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained herein or therein not misleading.

                  (xi) Advice of Legal Counsel and Accountants. The Seller has consulted with its own legal counsel and independent accountants to the extent it has deemed necessary regarding the tax, accounting and regulatory consequences of the transactions contemplated hereby, and the Seller is not participating in such transactions in reliance on any representations of the Purchaser or its affiliates, or their counsel with respect to tax, accounting and regulatory matters.

         (b) The Seller makes the following representations and warranties as to the [Affiliated Originator] Receivables and the other Transferred [Affiliated Originator] Property relating thereto on which the Purchaser relies in accepting the [Affiliated Originator] Receivables and the other Transferred [Affiliated Originator] Property relating thereto. Such representations and warranties speak with respect to each [Affiliated Originator] Receivable as of the Closing Date and shall survive the sale, transfer, and assignment of the [Affiliated
Originator] Receivables and the other Transferred [Affiliated Originator] Property relating thereto to the Purchaser and the subsequent assignment and transfer pursuant to the Pooling and Servicing Agreement:

                  (i) Location of Receivable Files; One Original. A complete Receivable File with respect to each [Affiliated Originator] Receivable has been or prior to the Closing Date will be delivered to the Trustee at the location listed in Schedule B to the Pooling and Servicing Agreement. There is only one original executed copy of each [Affiliated Originator] Receivable.

                  (ii)  Schedule  of  Receivables;   Selection  Procedures.  The
         information with respect to the [Affiliated Originator] Receivables set forth in the Schedule of [Affiliated Originator] Receivables is true and correct in all material respects as of the close of business on the Cutoff Date, and no selection procedures adverse to the Certificateholders have been utilized in selecting the [Affiliated Originator] Receivables.

                  (iii) Security Interest in Financed Vehicle. Immediately prior to the sale, assignment, and transfer thereof, each [Affiliated Originator] Receivable shall be secured by a validly perfected first security interest in the related Financed Vehicle in favor of the Seller as secured party, and such security interest is prior to all other liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any tax liens or mechanics' liens which may arise after each Closing Date).

                  (iv) [Affiliated Originator] Receivables in Force. No [Affiliated Originator] Receivable has been satisfied, subordinated or rescinded, nor has any Financed Vehicle been released from the lien granted by the related [Affiliated Originator] Receivable in whole or in part.

                  (v) No Waiver. No provision of a [Affiliated Originator] Receivable has been waived.

                  (vi) No Amendments. No [Affiliated Originator] Receivable has been amended, except as such [Affiliated Originator] Receivable may have been amended to grant extensions which shall not have numbered more than (a) one extension of one calendar month in any calendar year or (b) three such extensions in the aggregate.

                  (vii) No Default; Repossession. Except for payment delinquencies continuing for a period of not more than thirty (30) days as of the Cutoff Date, no default, breach, violation or event permitting acceleration under the terms of any [Affiliated Originator] Receivable has occurred; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation, or event permitting acceleration under the terms of any [Affiliated Originator] Receivable has arisen; and the Seller shall not waive and has not waived any of the foregoing; and no Financed Vehicle securing a [Affiliated Originator] Receivable shall be in repossession as of the Cutoff Date.

                  (viii)  Title.  It is the  intention  of the  Seller  that the transfer and assignment herein contemplated constitute a sale of the [Affiliated Originator] Receivables and other Transferred [Affiliated Originator] Property from the Seller to the Purchaser and that the beneficial interest in and title to such [Affiliated Originator] Receivables and other Transferred [Affiliated Originator] Property not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No [Affiliated Originator] Receivable or other Transferred [Affiliated Originator] Property has been sold, transferred, assigned, or pledged by the Seller to any Person other than the Purchaser or any such pledge has been released on or prior to the related Closing Date. Immediately prior to any transfer and assignment herein contemplated, the Seller had good and marketable title to each [Affiliated Originator] Receivable and other Transferred [Affiliated Originator] Property, and was the sole owner thereof, free and clear of all liens, claims, encumbrances, security interests, and rights of others and, immediately upon the transfer thereof, the Purchaser shall have good and marketable title to each such [Affiliated Originator] Receivable and other Transferred [Affiliated Originator] Property, and will be the sole owner thereof, free and clear of all liens, encumbrances, security interests, and rights of others, and the transfer has been perfected under the UCC.

                  (ix) Lawful Assignment. No [Affiliated Originator] Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, and assignment of such [Affiliated Originator] Receivable under this Agreement shall be unlawful, void, or voidable. The Seller has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of the [Affiliated Originator] Receivables or other Transferred [Affiliated Originator] Property.

                  (x) All Filings Made. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Purchaser a first priority perfected ownership interest in the [Affiliated Originator] Receivables and the other Transferred [Affiliated Originator] Property have been made, taken or performed.

                  (xi) Casualty. No Financed Vehicle related to a [Affiliated Originator] Receivable has suffered a Casualty.

                  (xii) Obligation to Dealers or Others. The Purchaser and its assignees will assume no obligation to Dealers or other originators or holders of the [Affiliated Originator] Receivables (including, but not limited to under dealer reserves) as a result of the purchase of the [Affiliated Originator] Receivables.

                  (xiii) Full Amount Advanced. The full amount of each [Affiliated Originator] Receivable has been advanced to each Obligor, and there are no requirements for future advances thereunder. No Obligor with respect to a [Affiliated Originator] Receivable has any option under the [Affiliated Originator] Receivable to borrow from any Person additional funds secured by the related Financed Vehicle.

         (c) The representations and warranties contained in this Agreement shall not be construed as a warranty or guaranty by the Seller as to the future payments by any Obligor. The sale of the [Affiliated Originator] Receivables and the other Transferred [Affiliated Originator] Property pursuant to this
Agreement shall be "without recourse" to the Seller except for the representations, warranties and covenants made by the Seller in this Purchase Agreement.


                                   ARTICLE IV

                                   CONDITIONS

         4.1. Conditions to Obligation of the Purchaser. The obligation of the Purchaser to purchase the [Affiliated Originator] Receivables on the Closing Date is subject to the satisfaction of the following conditions:

         (a) Representations and Warranties True. The representations and warranties of the Seller hereunder shall be true and correct on the Closing Date with the same effect as if then made, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

         (b) Computer Files Marked. The Seller shall, at its own expense, on or prior to the Closing Date, indicate in its computer files that the [Affiliated Originator] Receivables have been sold to the Purchaser pursuant to this Agreement and shall deliver to the Purchaser the Schedule of [Affiliated Originator] Receivables certified by the Chairman, the President, the Vice President or the Treasurer of the Seller to be true, correct and complete.

         (c) Receivable Files Delivered. The Seller shall, at its own expense, deliver the related Receivable Files to the Trustee at the offices specified in Schedule B to the Pooling and Servicing Agreement on or prior to the Closing Date.

         (d) Documents to be delivered by the Seller on the Closing Date.

                  (i) The [Affiliated Originator] Assignment. On the Closing Date, the Seller will execute and deliver the [Affiliated Originator] Assignment. The [Affiliated Originator] Assignment shall be substantially in the form of Exhibit A hereto.

                  (ii) Evidence of UCC-1 Filing. On or prior to the Closing Date, the Seller shall record and file, at its own expense, a UCC-1 financing statement in each jurisdiction in which required by applicable law, executed by the Seller, as seller or debtor, and naming the Purchaser, as purchaser or secured party, naming the [Affiliated Originator] Receivables and the other Transferred [Affiliated
         Originator] Property conveyed hereafter as collateral, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of such [Affiliated Originator] Receivables and other Transferred [Affiliated Originator] Property relating thereto to the Purchaser. The Seller shall deliver a file-stamped copy, or other evidence satisfactory to the Purchaser of such filing, to the Purchaser on or prior to the Closing Date.

                  (iii) Other Documents. On or prior to the Closing Date, the Seller shall deliver such other documents as the Purchaser may reasonably request.

         (e) Other Transactions. The transactions contemplated by the Pooling and Servicing Agreement, the CPS Purchase Agreement and the Underwriting Agreements shall be consummated on the Closing Date.

         4.2. Conditions to Obligation of the Seller. The obligation of the Seller to sell the [Affiliated Originator] Receivables to the Purchaser is subject to the satisfaction of the following conditions on each Closing Date:

         (a) Representations and Warranties True. The representations and warranties of the Purchaser hereunder shall be true and correct on the Closing Date with the same effect as if then made, and the Purchaser shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

         (b) Receivables Purchase Price. The Purchaser will deliver to the Seller the [Affiliated Originator] Receivables Purchase Price on the Closing Date as provided in Section 2.1(b). The Seller hereby directs the Purchaser to wire such purchase price pursuant to wire instructions to be delivered to the Purchaser on or prior to the Closing Date.


                                    ARTICLE V

                             COVENANTS OF THE SELLER

         The Seller agrees with the Purchaser as follows:

         5.1.     Protection of Right, Title and Interest.

         (a) Filings. The Seller shall cause all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Purchaser in and to the [Affiliated Originator] Receivables and the other Transferred [Affiliated Originator] Property to be promptly filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Purchaser hereunder to the [Affiliated Originator] Receivables and the other Transferred [Affiliated Originator] Property. The Seller shall cause to be delivered to the Purchaser file stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recordation, registration or filing. The Purchaser shall cooperate fully with the Seller in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 5.1(a). In the event the Seller fails to perform its obligations under this subsection, the Purchaser or the Trustee may do so at the expense of the Seller.

         (b) Name and Other Changes. At least 60 days prior to the date the Seller makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the applicable provisions of the UCC or any title statute, the Seller shall give the Trustee, the [Credit Enhancer] (so long as an [Enhancement Default] (as such term is defined in the Pooling and Servicing Agreement) shall not have occurred and be continuing) and the Purchaser written notice of any such change and no later than five days after the effective date thereof, shall file appropriate amendments to all previously filed financing statements or continuation statements. At least 60 days prior to the date of any relocation of its principal executive office, the Seller shall give the Trustee, the [Credit Enhancer] (so long as an [Enhancement Default] shall not have occurred and be continuing) and the Purchaser written notice thereof if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and the Seller shall within five days after the effective date thereof, file any such amendment or new financing statement. The Seller shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

         (c) Maintenance of Computer Systems. The Seller shall maintain its computer systems so that, from and after the time of sale to the Purchaser of the [Affiliated Originator] Receivables hereunder, the Seller's master computer records (including any back-up archives) that refer to a [Affiliated Originator] Receivable shall indicate clearly the interest of the Purchaser in such [Affiliated Originator] Receivable and that such [Affiliated Originator] Receivable is owned by the Purchaser. Indication of the Purchaser's ownership of a [Affiliated Originator] Receivable shall be deleted from or modified on the Seller's computer systems when, and only when, the [Affiliated Originator] Receivable shall have been paid in full or repurchased.

         (d) Sale of Other Receivables. If at any time the Seller shall propose to sell, grant a security interest in, or otherwise transfer any interest in any automobile, light truck, van or minivan receivables (other than the [Affiliated Originator] Receivables) to any prospective purchaser, lender, or other transferee, the Seller shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any [Affiliated Originator] Receivable, shall indicate clearly that such [Affiliated Originator] Receivable has been sold and is owned by the Purchaser unless such [Affiliated Originator] Receivable has been paid in full or repurchased.

         (e) Access to Records. The Seller shall permit the Purchaser and its agents at any time during normal business hours to inspect, audit, and make copies of and abstracts from the Seller's records regarding any [Affiliated Originator] Receivable; provided, however, that the Seller's obligations under this Section 5.1(e) shall terminate upon the termination of the Trust pursuant to the Pooling and Servicing Agreement.

         (f) List of Receivables. Upon request, the Seller shall furnish to the Purchaser, within five Business Days, a list of all [Affiliated Originator] Receivables (by contract number and name of Obligor) then owned by the Purchaser, together with a reconciliation of such list to the Schedule of [Affiliated Originator] Receivables.

         5.2. Other Liens or Interests. Except for the conveyances hereunder and pursuant to the Pooling and Servicing Agreement, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on any interest therein, and the Seller shall defend the right, title, and interest of the Purchaser in, to and under the [Affiliated Originator] Receivables against all claims of third parties claiming through or under the Seller; provided, however, that the Seller's obligations under this
Section 5.2 shall terminate upon the termination of the Trust pursuant to the Pooling and Servicing Agreement.

         5.3. Chief Executive Office. During the term of the [Affiliated Originator] Receivables, the Seller will maintain its chief executive office in one of the United States, except Louisiana or Vermont.

         5.4. Costs and Expenses. The Seller agrees to pay all reasonable costs and disbursements in connection with the perfection, as against all third parties, of the Purchaser's right, title and interest in and to the [Affiliated Originator] Receivables.

         5.5. Delivery of Receivable Files. On or prior to the Closing Date, the Seller shall cause to be delivered to the Trustee at the location specified in Schedule B to the Pooling and Servicing Agreement the Receivables Files relating to the [Affiliated Originator] Receivables. The Seller shall have until the last day of the second Collection Period following receipt of notification that there has been a failure to deliver a file with respect to a [Affiliated Originator] Receivable or that a file is unrelated to the Receivables identified in Schedule A to the Pooling and Servicing Agreement or that any of the documents referred to in Section 2.7 of the Pooling and Servicing Agreement are not contained in a Receivable File, to deliver such file or any of the aforementioned documents required to be included in such Receivable File to the Trustee. Unless such defect with respect to such Receivable File shall have been cured by the last day of the second Collection Period following discovery thereof by the Trustee and notice thereof to [Affiliated Originator], the Seller hereby agrees to repurchase any such Receivable from the Trust as of such last day. In consideration of the purchase of the Receivable, the Seller shall remit the Purchase Amount in the manner specified in Section 4.5 of the Pooling and Servicing Agreement. The sole remedy hereunder of the Trustee, the Trust or the Certificateholders with respect to a breach of this Section 5.5, shall be to require the Seller to repurchase the Receivable pursuant to this Section 5.5. Upon receipt of the Purchase Amount, the Trustee shall release to the Seller or its designee the related Receivable File and shall execute and deliver all instruments of transfer or assignment, without recourse, as are prepared by the Seller and delivered to the Trustee and are necessary to vest in the Seller or such designee title to the Receivable.

         5.6. Indemnification. (a) The Seller shall indemnify the Purchaser for any liability as a result of the failure of a [Affiliated Originator] Receivable to be originated in compliance with all requirements of law and for any breach of any of its representations and warranties contained herein.

         (b) The Seller shall defend, indemnify, and hold harmless the Purchaser from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from the use, ownership, or operation by the Seller or any Affiliate thereof of a Financed Vehicle related to a [Affiliated Originator] Receivable.

         (c) The Seller shall defend, indemnify, and hold harmless the Purchaser from and against any and all taxes, except for taxes on the net income of the Purchaser, that may at any time be asserted against the Purchaser with respect to the transactions contemplated herein, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege, or license taxes and costs and expenses in defending against the same.

         (d) The Seller shall defend, indemnify, and hold harmless the Purchaser from and against any and all costs, expenses, losses, damages, claims and liabilities to the extent that such cost, expense, loss, damage, claim or liability arose out of, or was imposed upon the Purchaser through, the negligence, willful misfeasance, or bad faith of the Seller in the performance of its duties under this Agreement, or by reason of reckless disregard of the Seller's obligations and duties under this Agreement.

         Indemnification under this Section 5.6 shall include reasonable fees and expenses of litigation and shall survive payment of the Certificates. These indemnity obligations shall be in addition to any obligation that the Seller may otherwise have.

         5.7. Sale. The Seller agrees to treat this conveyance for all purposes (including without limitation tax and financial accounting purposes) as a sale on all relevant books, records, tax returns, financial statements and other applicable documents.

         5.8. Non-Petition. In the event of any breach of a representation and warranty made by the Purchaser hereunder, the Seller covenants and agrees that it will not take any action to pursue any remedy that it may have hereunder, at law, in equity or otherwise, until a year and a day have passed since the date on which all Certificates issued by the Trust or a similar trust formed by the Purchaser have been paid in full. The Purchaser and the Seller agree that damages will not be an adequate remedy for such breach and that this covenant may be specifically enforced by the Purchaser or by the Trust.


                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

         6.1. Obligations of Seller. The obligations of the Seller under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any [Affiliated Originator] Receivable.

         6.2. Repurchase Events. The Seller hereby covenants and agrees with the Purchaser for the benefit of the Purchaser, the Trustee, the [Credit Enhancer] and the Certificateholders, that (i) the occurrence of a breach of any of the Seller's representations and warranties contained in Section 3.2(b) hereof (without regard to any limitations regarding the Seller's knowledge) and (ii) the failure of the Seller to timely comply with its obligations pursuant to
Section 5.5 hereof, shall constitute events obligating the Seller to repurchase the affected [Affiliated Originator] Receivables hereunder ("Repurchase Events"), at the Purchase Amount from the Trust. Unless the breach of any of the Seller's representations and warranties shall have been cured by the last day of the second Collection Period following the discovery thereof by or notice to the Purchaser and the Seller of such breach, the Seller shall repurchase any [Affiliated Originator] Receivable if such [Affiliated Originator] Receivable is materially and adversely affected by the breach as of the last day of such second Collection Period (or, at the Seller's option, the last day of the first Collection Period following the discovery) and, in the event that the breach relates to a characteristic of the [Affiliated Originator] Receivables in the aggregate, and if the Trust is materially and adversely affected by such breach, unless the breach shall have been cured by such second Collection Period, the Seller shall purchase such aggregate Principal Balance of [Affiliated Originator] Receivables, such that following such purchase such representation shall be true and correct with respect to the remainder of the [Affiliated Originator] Receivables in the aggregate. The provisions of this Section 6.2 are intended to grant the Trustee a direct right against the Seller to demand performance hereunder, and in connection therewith the Seller waives any requirement of prior demand against the Purchaser and waives any defaults it would have against the Purchaser with respect to such repurchase obligation. Any such purchase shall take place in the manner specified in Section 4.5 of the Pooling and Servicing Agreement. The sole remedy hereunder of the Certificateholders, the Trust, the [Credit Enhancer], the Trustee or the Purchaser against the Seller with respect to any Repurchase Event shall be to enforce the Seller's obligation to repurchase such [Affiliated Originator] Receivables pursuant to this Agreement; provided, however, that the Seller shall indemnify the Trustee, the [Credit Enhancer], the Trust and the Certificateholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them, as a result of third party claims arising out of the events or facts giving rise to such breach. Upon receipt of the Purchase Amount, the Purchaser shall cause the Trustee to release the related Receivables File to the Seller and to execute and deliver all instruments of transfer or assignment, without recourse, as are necessary to vest in the Seller title to the [Affiliated Originator] Receivable. Notwithstanding the foregoing, if it is determined that consummation of the transactions contemplated by the Pooling and Servicing Agreement and the other transaction documents referenced in such Agreement, servicing and operation of the Trust pursuant to the Pooling and Servicing Agreement and such other documents, or the ownership of a Certificate by a Holder constitutes a violation of the prohibited transaction rules of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986, as amended ("Code"), for which no statutory exception or administrative exemption applies, such violation shall not be treated as a Repurchase Event.

         6.3. Reassignment of Purchased Receivables. With respect to all [Affiliated Originator] Receivables repurchased by the Seller pursuant to this Agreement, the Purchaser shall assign, without recourse except as provided herein, representation or warranty, to the Seller all the Purchaser's right, title and interest in and to such [Affiliated Originator] Receivables, and all security and documents relating thereto.

         6.4.  Conveyance  as Sale of  Receivables  Not  Financing.  The parties hereto intend that the conveyance under this Agreement be a sale of the [Affiliated Originator] Receivables and the other Transferred [Affiliated
Originator] Property from the Seller to the Purchaser and not a financing secured by such assets; and the beneficial interest in and title to the [Affiliated Originator] Receivables and the other Transferred [Affiliated Originator] Property shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. In the event that any conveyance hereunder is for any reason not considered a sale, the parties intend that this Agreement constitute a security agreement under the UCC (as defined in the UCC as in effect in the State of Texas) and applicable law, and the Seller hereby grants to the Purchaser a first priority perfected security interest in, to and under the [Affiliated
Originator] Receivables and the other Transferred [Affiliated Originator] Property being delivered to the Purchaser on the Closing Date, and other property conveyed hereunder and all proceeds of any of the foregoing for the purpose of securing payment and performance of the Certificates and the repayment of amounts owed to the Purchaser from the Seller.

         6.5. Trust. The Seller acknowledges that the Purchaser will, pursuant to the Pooling and Servicing Agreement, sell the Receivables to the Trust and assign its rights under this Purchase Agreement and the CPS Purchase Agreement to the Trustee for the benefit of the Certificateholders, and that the representations and warranties contained in this Agreement and the rights of the Purchaser under this Purchase Agreement, including under Sections 6.2 and 6.4 hereof are intended to benefit such Trust and the Certificateholders. The Seller also acknowledges that the Trustee on behalf of the Certificateholders as assignee of the Purchaser's rights hereunder may directly enforce, without making any prior demand on the Purchaser, all the rights of the Purchaser hereunder including the rights under Sections 6.2 and 6.4 hereof. The Seller hereby consents to such sale and assignment.

         6.6. Amendment. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Seller and the Purchaser with the consent of the [Credit Enhancer]; provided, however, that (i) any such amendment that materially adversely affects the rights of the Class A Certificateholders under the Pooling and Servicing Agreement must be consented to by the holders of Class A Certificates representing more than [___]% of the Class A Certificate Balance and (ii) any amendment that materially adversely affects the rights of the Class B Certificateholders under the Pooling and Servicing Agreement must be consented to by the holders of Class B Certificates representing more than [___]% of the Class B Certificate Balance.

         6.7. Waivers. No failure or delay on the part of the Purchaser in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

         6.8. Notices. All communications and notices pursuant hereto to either party shall be in writing or by telegraph or telex and addressed or delivered to it at its address (or in case of telex, at its telex number at such address) shown in the opening portion of this Agreement or at such other address as may be designated by it by notice to the other party and, if mailed or sent by telegraph or telex, shall be deemed given when mailed, communicated to the telegraph office or transmitted by telex.

         6.9. Costs and Expenses. The Seller will pay all expenses incident to the performance of its obligations under this Purchase Agreement.

         6.10. Representations of the Seller and the Purchaser. The respective agreements, representations, warranties and other statements by the Seller and the Purchaser set forth in or made pursuant to this Purchase Agreement shall remain in full force and effect and will survive the closing under Section 2.2 hereof.

         6.11. Confidential Information. The Purchaser agrees that it will neither use nor disclose to any Person the names and addresses of the Obligors, except in connection with the enforcement of the Purchaser's rights hereunder, under the [Affiliated Originator] Receivables, under the Pooling and Servicing Agreement or as required by law.

         6.12. Headings and Cross-References. The various headings in this Purchase Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Purchase Agreement. References in this Purchase Agreement to Section names or numbers are to such Sections of this Purchase Agreement.

         6.13. Third Party Beneficiaries. The parties hereto hereby expressly agree that each of the Trustee for the benefit of the Certificateholders and the [Credit Enhancer] shall be third party beneficiaries with respect to this Agreement, provided, however, that no third party other than the Trustee for the benefit of the Certificateholders and the [Credit Enhancer] shall be deemed a third party beneficiary of this Agreement.

         6.14. Governing Law. THIS PURCHASE AGREEMENT AND THE ASSIGNMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         6.15. Counterparts. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

                    [Rest of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first above written.


                                       CPS RECEIVABLES CORP.


                                       By:_____________________________
                                            Name:
                                            Title:



                                       [AFFILIATED ORIGINATOR]


                                       By:_____________________________
                                            Name:
                                            Title:

                                                  Exhibit A

                                   ASSIGNMENT

         For value received, in accordance with the Purchase Agreement (the "[Affiliated Originator] Purchase Agreement") dated as of [____________], 19[____], between the undersigned (the "Seller") and Financial Asset Securities Corp. (the "Purchaser"), the undersigned does hereby sell, transfer, assign and otherwise convey unto the Purchaser, without recourse (subject to the obligations in the [Affiliated Originator] Purchase Agreement and the Pooling and Servicing Agreement), all right, title and interest of the Seller in and to
(i) the [Affiliated Originator] Receivables listed in the Schedule of [Affiliated Originator] Receivables and, with respect to Rule of 78's
Receivables, all monies due or to become due thereon after the Cutoff Date (including Scheduled Payments due after the Cutoff Date (including principal prepayments relating to such Scheduled Payments) but received by the Seller on or before the Cutoff Date) and, with respect to Simple Interest Receivables, all monies received thereunder after the Cutoff Date, and all Liquidation Proceeds and Recoveries received with respect to such Receivables; (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the [Affiliated Originator] Receivables and any other interest of the Seller in such Financed Vehicles, including, without limitation, the certificates of title or, with respect to Financed Vehicles in the State of Michigan, other evidence of ownership with respect to Financed Vehicles; (iii) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates relating to the Financed Vehicles securing the [Affiliated Originator] Receivables; (iv) refunds for the costs of extended service contracts with respect to Financed Vehicles securing the [Affiliated Originator] Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle securing the [Affiliated Originator] Receivables or his or her obligations with respect to such a Financed Vehicle and any recourse to Dealers for any of the foregoing; (v) the Receivable File related to each [Affiliated Originator] Receivable; and (vi) the proceeds of any and all of the foregoing. The foregoing sale does not constitute and is not intended to result in any assumption by the Purchaser of any obligation of the undersigned to the Obligors, insurers or any other Person in connection with the [Affiliated Originator] Receivables, the Receivable Files, any insurance policies or any agreement or instrument relating to any of them.

         This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the [Affiliated Originator] Purchase Agreement and is to be governed by the [Affiliated Originator] Purchase Agreement.

         Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the [Affiliated Originator] Purchase Agreement.

         THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK

WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.


         IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of [____________] [_____].




                                       [AFFILIATED ORIGINATOR]


                                       By:
                                            Name:
                                            Title:

                                    Exhibit B
                 Schedule of [Affiliated Originator] Receivables

                          [To be specified at Closing]